Exhibit 10.1

THIRD AMENDMENT TO CO-PROMOTION AGREEMENT

This Third Amendment (the “THIRD AMENDMENT”), effective as of August 26, 2005 (the “THIRD AMENDMENT EFFECTIVE DATE”), is entered into by and between ABBOTT LABORATORIES, through its ROSS PRODUCTS DIVISION (“ABBOTT”), and MEDIMMUNE, INC. (“MEDIMMUNE”).

Recitals:

A.        ABBOTT and MEDIMMUNE are parties to a CO-PROMOTION AGREEMENT, effective as of November 26, 1997 (the “Agreement”), which was amended effective as of July 31, 2000 and amended effective as of November 29, 2001, each of which amendments is no longer in effect; and

B.         ABBOTT and MEDIMMUNE desire to amend the Agreement as set forth in greater detail in this THIRD AMENDMENT.

In consideration of the mutual promises and covenants set forth in this THIRD AMENDMENT, ABBOTT and MEDIMMUNE agree as follows:

Agreement:

1.          Definitions Generally. All fully capitalized terms have the same meaning as in the Agreement, except to the extent modified by or defined in this THIRD AMENDMENT.

2.          Territory Definition. Section 1(i) of the Agreement is rewritten in its entirety to read as follows:

--(i)               “TERRITORY” shall mean the United States of America, including its territories, possessions and commonwealths.

3.	Additional Defined Terms. The following is added to Section 1 of the Agreement:

--(l)               “NUMAX” shall mean the product candidate being developed by MEDIMMUNE, known as of the THIRD AMENDMENT EFFECTIVE DATE as MEDI-524, including any functional derivative, delivery form, dosage form, formulation, improvement or presentation of such product candidate developed by or on behalf of MEDIMMUNE following the THIRD AMENDMENT EFFECTIVE DATE.

--(m)            “EXTENDED PERIOD” shall mean the period beginning on September 1, 2008 and ending on the earlier of: (i) the date on which the U.S. Food and Drug Administration (FDA) grants approval to market NUMAX in the TERRITORY, or (ii) August 31, 2010.

--(n)              “DEMAND SALES” shall mean all sales of PRODUCT (in 100 mg equivalent vials) shipped from wholesalers, distributors and home health care companies to hospitals and any and all other customers, as reported by IMS HEALTH Global Systems, plus all other sales of PRODUCT shipped to any and all end users.--

4.   Incentive Plan. Section 2.3(e) of the Agreement is rewritten in its entirety to read as follows:

--(e)              For the promotion of PRODUCT during the period from January 1, 2006 through June 30, 2006, in addition to an incentive plan customarily used by ABBOTT (or the substantial equivalent per ABBOTT’s reasonable judgment) for promotion of PRODUCT in the two (2) YEARS preceding the THIRD AMENDMENT EFFECTIVE DATE, ABBOTT shall allocate [***] for a special incentive plan for the sales force of ABBOTT that is promoting PRODUCT. The incremental incentive plan will be designed to drive a [***] increase in DEMAND SALES to match a [***] increase in NET SALES (translated to 100 mg equivalent vials). (For clarity, the DEMAND SALES and NET SALES (translated to 100 mg equivalent vials) incentive plan volume goals for next season are both [***] 100 mg equivalent vials of PRODUCT, assuming the same ending inventory level, at all wholesalers and distributors in the aggregate as customarily calculated, as the ’04-’05 season, which was [***] 100 mg equivalent vials.) Details of such special incentive plan shall be agreed to by ABBOTT and MEDIMMUNE and attached to this THIRD AMENDMENT as Exhibit A, within thirty (30) days after the THIRD AMENDMENT EFFECTIVE DATE. ABBOTT shall bear the entire cost and expense for any amounts paid under the special incentive plan.

5.	Term of Payments.

a. In Section 2.4(a) of the Agreement, delete “In each YEAR, in which ABBOTT is co-promoting PRODUCT, in lieu of any other compensation” and in its place insert “During the TERM”.

b. Section 2.4(a)(x) of the Agreement is amended by adding the following at the end thereof immediately after the second use of the word “THRESHOLD”:

--; provided, however, that no amount shall be due under this Section 2.4(a)(x) for NET SALES after December 31, 2006.--

6.   Co-Promotion Payment Amounts. Section 2.4(a)(y) of the Agreement is rewritten in its entirety as follows:

--for the [***] of the portion of NET SALES above the THRESHOLD for NET SALES that occur between [***] and [***] of the portion of NET SALES above the THRESHOLD for NET SALES that occur between [***]; provided, however, that whether NET SALES are above or below the THRESHOLD shall be determined based on NET SALES over the entire period from [***]; and

for the [***],[***]of the NET SALES above the THRESHOLD for such period;

provided, however, that no amount shall be due under this Section 2.4(a)(y) for NET SALES after December 31, 2006; and--

7.   Thresholds. Section 2.4(a)(z) of the Agreement is amended by adding the following at the end thereof:

--; provided, however, that (i) the THRESHOLD for the YEAR beginning July 1, 2005 shall be[***]; and (ii) notwithstanding any other definition in this Agreement to the contrary, the term “YEAR” as used in this Agreement for the period beginning as of July 1, 2006, shall mean the six-month period from July 1, 2006 through December 31, 2006, and the THRESHOLD for such period shall be [***].--

8.	Milestones. The following is added to Section 2.4 of the Agreement:

--(d)	Intentionally omitted.

--(f)              Within ten (10) days after the THIRD AMENDMENT EFFECTIVE DATE, MEDIMMUNE shall pay [***] to ABBOTT.

--(g)              In the event that DEMAND SALES of PRODUCT in the TERRITORY for the calendar quarter from [***] reach [***] 100 mg equivalent vials, then MEDIMMUNE shall notify ABBOTT within ten (10) days of determining that such sales milestone has been achieved (such notice in no event to be later than ten (10) days after [***]), ABBOTT shall invoice MEDIMMUNE for [***] and MEDIMMUNE shall pay such amount to ABBOTT no later than the later of thirty (30) days after the receipt of such invoice or [***].

--(h)              During the period from[***], ABBOTT, at its own cost and expense, shall provide to MEDIMMUNE assistance related to and transfer information and material regarding data in ABBOTT’s possession relevant to the promotion of the PRODUCT to help facilitate the transition of the sales and marketing responsibilities to MEDIMMUNE, as follows: (i) up to [***] of ABBOTT personnel reasonably familiar with the PRODUCT to provide explanations and answer questions and (ii) customer profile information, promotional program information, market research, and training materials. All information and material provided to MEDIMMUNE is Confidential Information of ABBOTT and may be used only by MEDIMMUNE for purposes of assisting MEDIMMUNE in its marketing of the PRODUCT and NUMAX. Upon completion of providing such assistance and information, ABBOTT shall provide written notification to MEDIMMUNE certifying the completion and invoice MEDIMMUNE for [***], and MEDIMMUNE shall pay such amount to ABBOTT no later than the later of thirty (30) days after the receipt of such invoice or December 31, 2006.

--(i)               In the event that NET SALES of PRODUCT in the TERRITORY for the calendar quarter from [***] reach [***], then MEDIMMUNE shall notify ABBOTT within ten (10) days of determining that such sales milestone has been achieved (such notice in no event to be later than ten (10) days after December 31, 2006), ABBOTT shall invoice MEDIMMUNE for [***] and MEDIMMUNE shall pay such amount to ABBOTT no later than the later of thirty (30) days after the receipt of such invoice or December 31, 2006.

--(j)               Subject to Section 2.4(k), in the event that NET SALES of PRODUCT in the TERRITORY for the period from [***] reach or exceed [***], then MEDIMMUNE shall notify ABBOTT within ten (10) days of determining that such sales milestone has been achieved (such notice in no event to be later than ten (10) days after December 31, 2006), ABBOTT shall invoice MEDIMMUNE for [***] and MEDIMMUNE shall pay such amount to ABBOTT no later than the later of (i) forty-five (45) days after the receipt of such invoice or (ii) December 31, 2006.

--(k)              In the event that NET SALES of PRODUCT in the TERRITORY for the period from [***] do not reach[***], then MEDIMMUNE shall notify ABBOTT and ABBOTT shall refund to MEDIMMUNE [***] of the amount paid to ABBOTT pursuant to Section 2.4(j). MEDIMMUNE shall provide written notice to ABBOTT within ten (10) days of the earlier of (i) determining that such sales milestone has been achieved and no refund is due or (ii) if the milestone is not achieved, [***], in which case ABBOTT shall submit the refund within thirty (30) days.

--(l)               For the YEARs beginning July 1, 2005 and July 1, 2006, MEDIMMUNE shall conduct its business regarding the PRODUCT in a manner it has customarily done so for the two (2) YEARS preceding the THIRD AMENDMENT EFFECTIVE DATE (or the substantial equivalent per MEDIMMUNE’s reasonable judgment), as adjusted for the YEAR beginning July 1, 2006 to account for the termination of ABBOTT’s co-promotion obligations.

9.   Incentive Plan. The following Sections 2.8 and 2.9 are added to Section 2 of the Agreement:

--2.8             In addition to other amounts due to ABBOTT under this Agreement, if PRODUCT NET SALES (translated to 100 mg equivalent vials) in the TERRITORY during the YEAR beginning [***] exceed one of the following quantities of 100 mg equivalent vials of PRODUCT (assuming in each case the same ending inventory level, at all wholesalers and distributors in the aggregate as customarily calculated, as the ’04-’05 season, which was [***] 100 mg equivalent vials, and that the quantity thresholds in the table below shall be adjusted upward or downward to the extent the actual ending inventory level for the ’05-’06 season varies from that of the ’04-’05 season), MEDIMMUNE shall provide ABBOTT by July 10, 2006 an estimate of PRODUCT NET SALES (translated to 100mg equivalent vials) for the YEAR ended June 30, 2006 and provide ABBOTT by July 30, 2006 the final PRODUCT NET SALES (translated to 100mg equivalent vials) for the YEAR ended June 30, 2006. Following receipt of the final PRODUCT NET SALES (translated to 100mg equivalent vials) for the YEAR ended[***], ABBOTT shall invoice MEDIMMUNE for only the applicable payment amount below corresponding to the highest NET SALES (translated to 100 mg equivalent vials) threshold achieved and MEDIMMUNE shall pay such amount to ABBOTT no later than thirty (30) days after the receipt of such invoice.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For clarity, ABBOTT shall be entitled at most to one of the above payments for achievement of the corresponding sales level (whichever is highest), and in no event shall ABBOTT be entitled to more than [***] under this Section 2.8.

--2.9             In the event that FDA does not grant approval to market NUMAX in the TERRITORY before September 1, 2008, then the EXTENDED PERIOD shall apply and MEDIMMUNE shall pay to ABBOTT an amount equal to [***] of NET SALES of PRODUCT in the TERRITORY during the EXTENDED PERIOD. No other payments shall be due to ABBOTT under this Agreement for sales during the EXTENDED PERIOD. The provisions of Sections 2.4(c) and (e) shall be applicable to payments under this Section 2.9.--

10.                 Termination of Co-Promotion. Section 4.1 of the Agreement is rewritten in its entirety to read as follows:

--4.1             (a) Except if sooner terminated as provided herein, this Agreement shall be effective as of the 26th day of November 1997 and terminate on December 31, 2006, subject to survival of the provisions set forth in Section 4.2 of the Agreement (“TERM”).

--    (b) ABBOTT’s right to co-promote PRODUCT and ABBOTT’s obligation to co-promote PRODUCT under this Agreement shall terminate on June 30, 2006. --

11.                 Non-Compete. Section 5.12(a) of the Agreement is rewritten in its entirety to read as follows:

--Neither ABBOTT nor an AFFILIATE of ABBOTT, shall (i) develop, promote, market or sell in the TERRITORY or (ii) assist a THIRD PARTY in the developing, promoting, marketing, or selling in the TERRITORY of any [***] during the TERM and continuing thereafter until [***] after the later of (x) [***] or (y) the end of the EXTENDED PERIOD if the EXTENDED PERIOD is applicable; provided, however, that this provision will not apply to an acquisition (by stock purchase or equity purchase, merger, or otherwise), made by ABBOTT that does not have as its main purpose the acquisition of a[***].--

12.	Survival. The following is added to Section 4.2 of the Agreement:

--Sections 2.4(f), 2.4(g), 2.4(h), 2.4(i), 2.4(j), 2.4(k) and 2.9 shall survive termination of this Agreement to the extent applicable and for the time periods set forth therein and, as applicable to such provisions, Section 2.4(c) and (e) shall also survive termination of the Agreement.--

13.	Termination. Section 4.7 of the Agreement is deleted in its entirety.

14.	Non-Solicitation. The following is added to Section 5:

--5.17 Non-Solicitation. During the TERM and for [***] thereafter, neither MEDIMMUNE, nor any AFFILIATE of MEDIMMUNE or THIRD PARTY acting directly or indirectly for or on behalf of MEDIMMUNE, as a contractor, agent, representative, or otherwise, shall employ or solicit for employment or otherwise seek to employ any sales personnel employed for the Ross Products Division of ABBOTT without the written consent of ABBOTT; provided, however, that such provision shall not preclude MEDIMMUNE or any AFFILIATE of MEDIMMUNE from discussing employment with and/or hiring any individual that (a) initially approaches MEDIMMUNE, an AFFILIATE of MEDIMMUNE or a THIRD PARTY acting directly or indirectly for or on behalf of MEDIMMUNE, independently seeking employment or (b) was, at one time, an employee of the Ross Products Division of ABBOTT but for whom employment with the Ross Products Division of ABBOTT terminated before initiation of employment discussions with MEDIMMUNE.

15.                 Co-Promotion Obligations. Each of the Parties represents and warrants that, during the TERM and prior to and as of the THIRD AMENDMENT EFFECTIVE DATE, it is not and has not been in material breach of its respective obligations under the Agreement, and agrees to continue to fulfill its obligations thereunder, as amended by this THIRD AMENDMENT, in good faith for the remainder of the TERM (as amended by this THIRD AMENDMENT).

16.                 No NUMAX Rights/Obligations. The PARTIES hereby agree and confirm that the term “PRODUCT” does not include NUMAX and that, except to the extent failure to obtain marketing approval of NUMAX triggers certain obligations of MEDIMMUNE under Section 2.9, nothing in the Agreement (as amended by this THIRD AMENDMENT) grants ABBOTT any rights nor requires any obligations whatsoever with respect to NUMAX in the TERRITORY.

17.                 Amendment Effectiveness. As of the THIRD AMENDMENT EFFECTIVE DATE, the Agreement is being amended in accordance with the provisions of Section 5.3 of the Agreement. The Agreement remains in full force and effect, and as of the THIRD AMENDMENT EFFECTIVE DATE, the rights and obligations of the PARTIES are governed by the Agreement as amended by this THIRD AMENDMENT.

[Remainder of this page intentionally left blank.]

Each PARTY has caused this THIRD AMENDMENT to be executed by its duly authorized officer or representative as of the THIRD AMENDMENT EFFECTIVE DATE.

Abbott Laboratories

By:	/s/Richard Gonzalez____________
	Name:	Richard Gonzales
	Title:	President and COO

MedImmune, Inc.

By:	/s/David M. Mott
	Name:	David M. Mott
	Title:	President and CEO

Exhibit A

Special Incentive Plan Details

To be completed within thirty (30) days after the THIRD AMENDMENT EFFECTIVE DATE and attached hereto.